UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address if Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 11, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Energy Recovery, Inc. (the “Company”) approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. In addition, on April 11, 2018, in connection with its selection of Deloitte, the Audit Committee approved the dismissal of BDO USA, LLP (“BDO”), the Company’s former independent registered public accounting firm.

The reports of BDO on the Company’s financial statements for each of the two fiscal years ended December 31, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through April 11, 2018, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports.

During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through April 11, 2018, there were no “reportable events,” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) indicating whether or not BDO agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of BDO’s letter, dated April 12, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through April 11, 2018, neither the Company nor anyone on its behalf consulted with Deloitte regarding any matter or event that would require disclosure under Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission dated April 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2018

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel